UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2023

Date of Report

(Date of earliest event reported)

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55976	98-0505761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5450 W Sahara Avenue, Suite 300A

Las Vegas, NV 89146

(Address of principal executive offices, including zip code)

(855) 511-4426

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On January 23, 2023, Michael Chermak notified Cytta Corp (“CYTTA” or the Company) that he has resigned from all positions with the Company to pursue other interests and has no disagreements with management.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

5.1	Resignation of Michael Chermak

99.1	Press release dated January 23, 2023, of Cytta Corp

104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytta Corp.

January 23, 2023	By:	/s/ Gary Campbell
Name: Gary Campbell
Title: Chief Executive Officer

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